Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), dated as of July 24, 2024, entered into among THE ONE GROUP, LLC, a Delaware limited liability company (the “Borrower”), THE ONE GROUP HOSPITALITY, INC., a Delaware corporation (“Holdings”), each Lender executing this Agreement as a “Lender” on the signature pages hereto (each a “Lender” and, collectively the “Lenders”), each Issuing Bank party hereto and DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below.

The Borrower, Holdings, the Lenders party thereto, the Issuing Banks party thereto and the Administrative Agent are parties to the Credit Agreement dated as of May 1, 2024 (as amended, restated, amended and restated, modified and otherwise supplemented and in effect from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Agreement, is hereinafter referred to as the “Amended Credit Agreement”).

The Borrower, Holdings, each Revolving Credit Lender, each Issuing Bank and the Administrative Agent desire to amend the Credit Agreement on the terms set forth herein, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Amended Credit Agreement are used herein as defined therein. This Agreement shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 2. Amendments. Subject to the satisfaction (or waiver) of the conditions precedent specified in Section 4 below, but effective as of the Amendment No. 1 Effective Date (as defined below), Section 1.01 of the Credit Agreement is hereby amended by amending and restating the margin grid with respect to the Revolving Credit Loans set forth in clause (b) of the definition of “Applicable Rate” in its entirety as follows:

Level	Consolidated Total Net Leverage Ratio	Term SOFR Loans	Base Rate Loans
I	> 1.50:1.00	6.00%	5.00%
II	< 1.50:1.00 and > 1.00:1.00	5.75%	4.75%
III	≤ 1.00:1.00	5.50%	4.50%

Section 3. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent. the Lenders and the Issuing Banks that (a) the representations and warranties set forth in Article V of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in such Article V to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 4. Conditions Precedent. The amendment set forth in Section 2 hereof shall become effective upon the satisfaction (or waiver) of the following conditions precedent (the date on which such conditions precedent are satisfied or waived being referred to herein as the “Amendment No. 1 Effective Date”):

(a)Execution. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, each Revolving Credit Lender and each Issuing Bank.

(b)Fees and Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements due and payable under the Loan Documents on or prior to the date hereof, including all reasonable and documented out-of-pocket fees, charges and disbursements of the Administrative Agent, White & Case LLP, primary counsel to the Administrative Agent, and Milbank LLP, primary counsel to the Lenders, in each case to the extent invoiced one Business Day prior to the Amendment No. 1 Effective Date.

Section 5. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendment contained in Section 2 hereof.

Section 6. Miscellaneous.

(a)This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender, any Issuing Bank or the Administrative Agent may now have or may in the future have under any of the Loan Documents. Except as herein provided, the Credit Agreement and the Security Agreement shall remain unchanged and in full force and effect. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or any other Loan Document, or in any amendment or other modification hereof or thereof (including waivers and consents), shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the delivery of an executed counterpart of a signature page of this Agreement or any other such document by any such means (including “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof or thereof.

(b)THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, DISPUTES, CONTROVERSIES OR CAUSES OF ACTION (WHTHER IN CONTRACT OR TORT OR OTHERWISE AND IN LAW OR EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(c)Each of the undersigned Lenders and Issuing Banks, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver this Agreement upon the satisfaction (or waiver) of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s or Issuing Bank’s execution hereof).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

/
THE ONE GROUP, LLC, as the Borrower

	By:	/s/ Tyler Loy
Name: Tyler Loy
Title: Authorized Person

THE ONE GROUP HOSPITALITY, INC., as
Holdings

	By:	/s/ Tyler Loy
Name: Tyler Loy
Title: Authorized Person

[Signature Page to Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK
BRANCH,
as Administrative Agent, a Lender and an
Issuing Bank

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Director

By:	/s/ Lauren Danbury
Name:	Lauren Danbury
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

HPS SPECIALTY LOAN FUND V, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS SPECIALTY LOAN FUND V-L, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

SLIF V-L HOLDINGS, LLC,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

SLIF V HOLDINGS, LLC,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

HPS SPECIALTY LOAN EUROPE FUND V,
SCSP,
as a Lender

By:	HPS Investment Partners, LLC, its Portfolio
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS SPECIALTY LOAN ONTARIO FUND V
L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS SPECIALTY LOAN MASTER FUND
(EUR) V, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS SPECIALTY LOAN FUND VI, SCSP,
as a Lender

By:	HPS Investment Partners, LLC, its Portfolio
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

SLIF VI HOLDINGS, LLC,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS SPECIALTY LOAN FUND VI-L, SCSP,
as a Lender

By:	HPS Investment Partners, LLC, its Portfolio
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

SLIF VI-L HOLDINGS, LLC,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

CST SPECIALTY LOAN FUND, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

SPECIALTY LOAN VG FUND, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

CACTUS DIRECT LENDING FUND, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

RED CEDAR FUND 2016, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

PRESIDIO LOAN FUND, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

HPS OCOEE SPECIALTY LOAN FUND, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS SPECIALTY LOAN FUND TX, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

BRICKYARD DIRECT LENDING FUND
(SLF), L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS CORPORATE LENDING FUND,
as a Lender

By:	HPS Advisors, LLC, its Investment Adviser

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

HPS A-LIFE DIRECT LENDING FUND, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS CORPORATE CAPITAL SOLUTIONS
FUND,
as a Lender

By:	HPS Advisors, LLC, its Investment Adviser

By:	/s/ Daniel Zevnik
Name:	Daniel Zevnik
Title:	Managing Director

HPS BLACK KNIGHT 1922 SPECIALTY
LOAN FUND, LLC,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

HPS GARDEN PRIVATE CREDIT FUND,
L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment
Manager

By:	/s/ Daniel Zevnik
Name: Daniel Zevnik
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]